SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2009

MEDCOM USA, INCORPORATED

 (Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-25474	65-0287558
(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 90358, Henderson, NV	89009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 763-3729

7975 North Scottsdale Rd., Suite D333, Scottsdale, AZ  85253

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2009, the Board of Directors of MedCom USA, Inc (the “Corporation”) pursuant to Article V Section 4 of the By-Laws of the Corporation removed William P. Williams.

However, Michael Malet resigned as the member of the Board of Directors.

On January 20, 2009, the Board of Directors removed William P. Williams as President, Chief Executive Officer and Principle Accounting Officer, and removed Eva Williams as the Secretary and Treasurer of the Corporation.

However, Michael Malet resigned as Executive Vice President of the Corporation,

On January 20, 2009, the Board of Directors appointed Michael Delagarza as a member of the Board of Directors.  On January 20, 2009, the Board of Directors appointed Michael Delagarza as President and, in accordance with Article V Section 4 of the By-Laws, Chief Executive Officer of the Corporation.

Michael De La Garza’s biography is as follows:

Michael De La Garza is a health care executive with over 20 years of experience.  His experiences have been most recently in acute care hospitals serving in CIO/CTO.  Mr. De La Garza has been the CEO of Absolute Medical Software Systems, LLC and PayMed USA, LLC since 2001 through the present for the past seven (7) years serving as CEO and President. His experience is also complimented by serving as CEO and administrator of a chain of diagnostic imaging centers in Texas and surrounding states since 2005. He has been employed as a healthcare consultant for both profit and not for profit health care facilities.

Mr. De La Garza has a thorough understanding of all aspects of operations including the financial and physician side of the health care environment. He has served as CEO and founder of five accidents and injury physician clinic comprised of over 15 physicians.  Other unique features in his career include serving in a position of Director of Business Development for a large medical billing company. He has also been involved in “certificate of need “review processes and community health planning for the diagnostic imaging centers.

Mr. De La Garza has developed and operated his own consulting firm.  The focus of his consulting activities was on hospitals and physician practice development. The consulting areas included regulatory compliance, physician practice auditing, feasibility studies for imaging facilities and insurance billing and collection auditing.

Mr. De La Garza has a technology degree from Danforth College in Texas City, Texas as well as attending South West Texas State College in San Marcos, Texas.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated January 26, 2009
99.2 Resignation of Michael Malet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDCOM USA INCORPORATED

Date: January 27, 2009	By:	/s/ Michael De La Garza
Michael De La Garza
Chief Executive Officer; President